Exhibit 10.41

FORM OF EXCHANGE AGREEMENT
This Exchange Agreement (together with the exhibits and schedules attached hereto, this “Agreement”), dated as of February 29, 2024, is by and among The RealReal, Inc., a Delaware corporation (the “Issuer”) and [_____] (the “Noteholder”), as a holder of, as applicable, 3.00% Convertible Senior Notes due 2025 (the “Existing 2025 Notes”) and 1.00% Convertible Senior Notes due 2028 (the “Existing 2028 Notes” and together with the Existing 2025 Notes, the “Existing Notes”) issued by the Issuer under, as applicable, that certain Indenture, dated as of June 15, 2020, by and between the Issuer and U.S. Bank National Association, as trustee (the “Existing Trustee”) and that certain Indenture, dated as of March 8, 2021, by and between the Issuer and the Existing Trustee. The Issuer and the Noteholder are referred to herein collectively as the “Parties.”
RECITALS
WHEREAS, it is contemplated that the Noteholder will deliver to the Issuer the aggregate principal amount of the Existing Notes beneficially owned (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) by the Noteholder specified on Schedule I, to be exchanged on the date hereof (such Existing Notes, the “Exchanged Notes,” and such exchange, the “Exchange”) for (i) certain notes to be issued by the Issuer pursuant to an indenture substantially in the form set forth on Exhibit A (such indenture, the “New Indenture”, and such notes, the “New Notes”), (ii) warrants to purchase shares (subject to adjustment in accordance with its terms) of common stock, $0.00001 par value per share, of the Issuer (“Common Stock”) in the form attached hereto as Exhibit B (such warrants, the “Warrants” and the shares of Common Stock underlying the Warrants, the “Warrant Shares”) and (iii) accrued and unpaid interest on the Exchanged Notes to (but excluding) the date of this Agreement, in each case, as specified on Schedule I;
WHEREAS, the obligations of the Issuer under the New Notes will be secured by liens on the Collateral (as defined in the New Indenture) granted pursuant to (i) a security agreement, dated as of the date hereof (the “Security Agreement”) by and between the Issuer and the Notes Collateral Agent and (ii) a patent security agreement, a copyright security agreement and a trademark security agreement, in each case dated as of the date hereof (collectively, the “IP Security Agreements” and together with the Security Agreement, the “Collateral Documents”) and entered into between the Issuer and the Notes Collateral Agent; and
WHEREAS, the Parties are entering into this Agreement to provide for the terms and conditions of the Exchange.
AGREEMENT
NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Parties hereby agrees as follows:
Section 1.    Definitions. Unless otherwise indicated, capitalized terms not defined herein shall have the meanings ascribed to such terms in the New Indenture.
Section 2.    Representations and Warranties of the Noteholder. The Noteholder hereby represents and warrants to the Issuer that the following statements are true and correct as of the date hereof:
(a)    The Noteholder is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation and has all necessary corporate or similar power and authority to execute and deliver this Agreement, perform its obligations hereunder and consummate the Exchange. The execution and delivery of this Agreement by the Noteholder and the performance by the Noteholder of its obligations hereunder have been duly authorized by all necessary corporate or similar action. No other votes, written consents, actions or proceedings by or on behalf of the Noteholder are necessary to authorize this Agreement or the performance of its obligations hereunder.
(b)    This Agreement has been duly and validly executed and delivered by the Noteholder. This Agreement constitutes the valid and binding obligation of the Noteholder, enforceable against the Noteholder in accordance with its terms, except as may be limited by (i) the effects of bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors generally or (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
(c)    The execution, delivery and performance of this Agreement by the Noteholder, and the Noteholder’s compliance with the provisions hereof and the consummation of the Exchange will not (with or

Exhibit 10.41
without notice or lapse of time, or both): (i) violate, conflict with or result in a breach of or default under any provision of the Noteholder’s organizational or governing documents; (ii) violate, conflict with or result in a breach of or default under any law, regulation or governmental or judicial decree, injunction or order applicable to the Noteholder or any of its assets; or (iii) require any consent or approval under, violate, conflict with or result in any breach of, or constitute a default under, or result in termination or give to others any right of termination, amendment, acceleration or cancellation of any contract, agreement, arrangement or understanding that is binding on the Noteholder, except, in the case of clause (ii) and (iii) above, where not reasonably likely to have a material adverse effect on the ability of the Noteholder to perform its obligations under this Agreement or the transactions contemplated hereby.
(d)    The aggregate principal amount of Exchanged Notes beneficially owned by the Noteholder, as of the date hereof, together with participant information at The Depository Trust Company (“DTC”) with respect to the Exchanged Notes, is set forth on Schedule I hereto. The Noteholder (i) has good, valid and marketable title to the Exchanged Notes, free and clear of any mortgage, lien, pledge, charge, security interest, encumbrance, title retention agreement, option, equity or other adverse claim thereto (collectively, “Liens”) (other than pledges or security interests that the Noteholder may have created in favor of a prime broker under and in accordance with its prime brokerage agreement with such broker, which will be terminated and released prior to or at the Exchange); (ii) has not, in whole or in part, except as described in the preceding clause (i), (A) assigned, transferred, hypothecated, pledged, exchanged or otherwise disposed of any of its Exchanged Notes or its rights, title or interest in or to its Exchanged Notes or (B) given any person or entity (other than its agents or investment manager) any transfer order, power of attorney or other authority of any nature whatsoever with respect to its Exchanged Notes; and (iii) has the sole right to dispose or direct the disposition of the Exchanged Notes. Upon the Noteholder’s delivery of its Exchanged Notes to the Issuer pursuant to the Exchange, good, valid and marketable title to the Exchanged Notes shall vest in the Issuer, free and clear of all Liens. The Exchanged Notes are free and clear of any restrictions on transfer, taxes, options, warrants, purchase rights, contracts, commitments, equities, claims, and demands.
(e)    The Noteholder is (i) a “qualified institutional buyer” as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) and an “Accredited Investor” as defined in Rule 501(a)(1), (2), (3), (7) or (8) of Regulation D under the Securities Act or (ii) a non-“U.S. Person” as defined in Rule 902 of Regulation S under the Securities Act. The Noteholder is aware that the issuance of New Notes, Warrants and, when issued, Warrant Shares (unless registered) is being made in reliance on an exemption from registration under the Securities Act.
(f)    The Noteholder will acquire the New Notes, Warrants and, when issued, Warrant Shares for its account and not with a view toward, or for sale in connection with, any distribution thereof in violation of securities or “blue sky” law of any state, or with any present intention of distributing or selling the New Notes, Warrants and, when issued, Warrant Shares in violation of the Securities Act. The Noteholder agrees not to reoffer or resell the New Notes, Warrants and, when issued, Warrant Shares except pursuant to an effective registration statement or an exemption from registration under the Securities Act.
(g)    The Noteholder acknowledges and agrees for the benefit of the Issuer (including for the benefit of any person acting on behalf of the Issuer in connection with this Agreement and the transactions set forth herein, including, without limitation, Moelis & Company LLC, who is acting as a financial advisor to the Issuer (the “Financial Advisor”) or any other advisor to the Issuer) that (i) it is not relying upon, and has not relied upon, any statement, representation or warranty made by the Financial Advisor, any of its Affiliates or any of its or their control persons, officers, directors or employees, in making the exchange of the Exchanged Notes or decision to exchange the Exchanged Notes, (ii) the Financial Advisor is in possession of information about the Issuer (including material non-public information) that may impact the value of the Existing Notes and/or the New Notes, Warrants and, when issued, Warrant Shares and (iii) none of the Financial Advisor, any of its Affiliates or any of its or their control persons, officers, directors or employees shall be liable with respect to any transaction in connection with its exchange of the Exchanged Notes (including the Exchange); provided, however, that in no event shall any waivers, discharges, and releases provided herein apply in respect of the Issuer, the Financial Advisor, or any other advisor to the Issuer’s fraud or willful misconduct.
(h)    The Noteholder acknowledges that the Issuer does not intend to register the New Notes or Warrants, any offer or sale thereof or the Exchange under the Securities Act or the Exchange Act or securities or “blue sky” laws of any state.
(i)    The Noteholder acknowledges and agrees for the benefit of the Issuer and the Financial Advisor that (i) the Noteholder has been furnished with all materials it considers relevant to making an investment decision to enter into the Exchange and has had the opportunity to review the Issuer’s filings and submissions with the U.S. Securities and Exchange Commission (the “SEC”), including, without limitation, all information filed or furnished pursuant to the Exchange Act, (ii) the Issuer is in possession of information about the Issuer

Exhibit 10.41
(including material non-public information) that may impact the value of the Existing Notes and/or the New Notes, Warrants and, when issued, Warrant Shares, and may not be included in the information available to the Noteholder, (iii) notwithstanding any such informational disparity, the Noteholder has had a full opportunity to ask questions of and receive answers from the Issuer or any person or persons acting on behalf of the Issuer concerning the Issuer, its business, operations, financial performance, financial condition and prospects and the terms and conditions of the Exchange, has independently evaluated the risks and merits regarding the transactions contemplated by this Agreement (including, for the avoidance of doubt, with respect to the Exchange and the New Notes, Warrants and, when issued, Warrant Shares) and wishes to enter into this Agreement and consummate the transactions contemplated hereby in accordance with its terms, including the Exchange, (iv) the Noteholder has had a sufficient amount of time to consider whether to participate in the Exchange and neither the Issuer nor any of its representatives has placed any pressure on the Noteholder to respond to the opportunity to participate in the Exchange, (v) neither the Issuer nor any other person acting on behalf of the Issuer, including, without limitation, any financial advisor of any of the foregoing (including the Financial Advisor), is acting as a fiduciary, financial or investment advisor to the Noteholder, or has made or is making any representation or warranty to the Noteholder, whether express or implied, of any kind or character (including, without limitation, as to the accuracy or completeness of any information, the creditworthiness of the Issuer or the transactions contemplated by this Agreement), and (vi) the Noteholder is not relying upon, nor has relied upon, any statement, advice (whether legal, regulatory, tax, credit, accounting, business, financial or other), representation or warranty made by the Issuer or any other person regarding the transactions contemplated by this Agreement or otherwise, except, in the case of clauses (v) and (vi), for the representations and warranties expressly made by the Issuer in Section 3. The Noteholder has such knowledge and experience in financial and business matters as to be capable of independently evaluating the merits and risks of its prospective investment in the New Notes, Warrants and, when issued, Warrant Shares; has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment; acknowledges that investment in the New Notes, Warrants and, when issued, Warrant Shares involves a high degree of risk; has, independently and without reliance upon the Issuer or the Financial Advisor made its own analysis and decision to participate in the Exchange on the terms and conditions set forth in this Agreement; has been furnished with or has had full access to all the information that it considers necessary or appropriate to make an informed investment decision with respect to the Exchange; and was given a meaningful opportunity to negotiate the terms of the Exchange.
(j)    The Noteholder acknowledges and agrees for the benefit of the Issuer and the Financial Advisor that the Noteholder has (i) had the opportunity to consult with its respective legal, regulatory, tax, credit, accounting, business and financial advisors to be able to evaluate the risks involved in the Exchange and to make an informed investment decision with respect to the Exchange and (ii) made its own independent assessment, to its satisfaction, concerning any and all legal, regulatory, tax, credit, accounting, business and financial considerations with respect to the Issuer, the Existing Notes and the New Notes, the Warrants and the Warrant Shares in connection with its acquisition of the New Notes, the Warrants and the Warrant Shares contemplated hereby, including, without limitation, whether it will result in any adverse tax consequences to the Noteholder.
(k)    The Noteholder is not and will not be a party to any agreement, arrangement or understanding with any individual, corporation, company, association, partnership, limited liability company, joint venture, trust or unincorporated organization, or a government or any agency or political subdivision thereof, which could result in the Noteholder having any obligation or liability for any brokerage fees, commissions, underwriting discounts or other similar fees or expenses relating to the Exchange.
(l)    The sole consideration paid, given or otherwise provided to the Issuer for the New Notes and the Warrants consists of the Exchanged Notes delivered to the Issuer pursuant to the terms hereof. The Noteholder expressly acknowledges that upon issuance and delivery, as applicable, of the New Notes, the Warrants, and upon exercise of such Warrants in accordance with their terms, the Warrant Shares underlying such Warrants, in each case, subject to and consistent with the terms herein (including, without limitation, the Issuer satisfying its obligations set forth in Section 4(f)), by the Issuer, the obligations of the Issuer to the Noteholder in respect of the Exchanged Notes shall have been satisfied in full.
(m)    The Noteholder is not, nor has been at any time during the consecutive three (3) month period preceding the date hereof, a director, officer or “affiliate” within the meaning of Rule 144 promulgated under the Securities Act (solely for purposes of this clause (m), each an “Affiliate”) of the Issuer. A period of at least one (1) year (calculated in the manner provided in Rule 144(d) under the Securities Act) has lapsed since the Exchanged Notes were acquired from the Issuer or from a person known by any of the Noteholder to be an Affiliate of the Issuer.
(n)    The Noteholder has not, directly or indirectly, and no person acting on behalf of or pursuant to any understanding with them has, disclosed to a third party (except for its agents and investment manager) any information regarding the Exchange nor engaged in any transactions in the securities of the Issuer (including, without limitation, any Short Sales (as defined below) involving any of the Issuer’s securities) from the

Exhibit 10.41
time that investment professionals affiliated with the Noteholder (i.e., persons other than compliance personnel) were wall-crossed by either the Issuer or the Financial Advisor regarding the Exchange or this Agreement to the date of this Agreement. The Noteholder covenants that neither it nor any person acting on its behalf or pursuant to any understanding with it shall disclose to a third party (except for its agents and investment manager) any information regarding the Exchange or engage, directly or indirectly, in any transactions in the securities of the Issuer (including Short Sales) prior to the time the Exchange is publicly disclosed by the Issuer. “Short Sales” include all “short sales” as defined in Rule 200 of Regulation SHO promulgated under the Exchange Act, and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, derivatives and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker-dealers or foreign regulated brokers.
(o)    The Noteholder expressly acknowledges that it is not participating in the Exchange on the basis of any general solicitation or general advertising within the meaning of Rule 502(c) of the Securities Act, including, but not limited to (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.
Section 3.    Representations and Warranties of the Issuer. The Issuer hereby represents and warrants to the Noteholder that the following statements are true and correct as of the date hereof:
(a)    The Issuer is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation and has all necessary corporate or similar power and authority to execute and deliver this Agreement, perform its obligations hereunder and consummate the Exchange. The execution and delivery of this Agreement by the Issuer and the performance of its obligations hereunder have been duly authorized by all necessary corporate or similar action on the part of the Issuer. No other votes, written consents, actions or proceedings by or on behalf of the Issuer are necessary to authorize this Agreement or the performance of its obligations hereunder.
(b)    This Agreement has been duly and validly executed and delivered by the Issuer. This Agreement constitutes the valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms, except as may be limited by (i) the effects of bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors generally or (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
(c)    The execution, delivery or performance of this Agreement by the Issuer, the Issuer’s compliance with the provisions hereof and the consummation of the Exchange and the issuance of the Warrant Shares upon exercise of the Warrants will not (with or without notice or lapse of time, or both): (i) violate, conflict with or result in a breach of or default under any provision of the organizational or governing documents of the Issuer; (ii) violate, conflict with or result in a breach of or default under any law, regulation or, with notice, stock exchange rule, or governmental or judicial decree, injunction or order applicable to the Issuer; or (iii) require any consent or approval under, violate, conflict with or result in any breach of, or constitute a default under, or result in termination or give to others any right of termination, amendment, acceleration or cancellation of any contract, agreement, arrangement or understanding that is binding on the Issuer or on any of its properties or assets (including, without limitation, any indentures, credit facilities or agreements under which the Issuer has issued debt securities or has outstanding indebtedness), except, in the case of clause (ii) and (iii) above, where not reasonably likely to have a material adverse effect on the ability of the Issuer to perform its obligations under this Agreement or the transactions contemplated hereby.
(d)    The New Notes and Warrants to be issued and, when issued, the Warrant Shares, by the Issuer to the Noteholder under this Agreement pursuant to the New Indenture and Warrant, as applicable will, upon issuance thereof, have been duly authorized for issuance pursuant to this Agreement and the New Indenture and Warrant, as applicable and, upon issuance thereof, will have been duly executed by the Issuer and, when authenticated in the manner to be provided for in the New Indenture and Warrant, as applicable and delivered in exchange for the Exchanged Notes, will constitute valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with their respective terms, except as may be limited by (i) the effects of bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and will be entitled to the benefits of the New Indenture and Warrant, as applicable.
(e)    The New Indenture, the Warrants, the Collateral Documents and each related agreement to be entered into on the date hereof in connection with the issuance of the New Notes, the Warrants and, when issued, the Warrant Shares pursuant to the New Indenture and the Warrants, as applicable, has been duly

Exhibit 10.41
authorized by the Issuer and will constitute a valid and binding agreement of the Issuer, enforceable against the Issuer in accordance with its terms, except as may be limited by (i) the effects of bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
(f)    The Warrant Shares have been duly authorized and reserved by the Issuer for issuance upon exercise of the Warrants and, when issued upon exercise of the Warrants in accordance with the terms of the Warrants, will be validly issued, fully paid and non-assessable, and the issuance of such Warrant Shares will not be subject to any preemptive or similar rights that have not been irrevocably waived or validly excluded.
(g)    Assuming the accuracy of the representations and warranties of the Noteholder contained in Section 2 hereof and the Noteholder’s compliance with Section 4(a) hereof, the issuance of the New Notes and guarantees thereof (if any), Warrants and, when issued, any un-registered Warrant Shares will be issued pursuant to and in compliance with an applicable exemption or exemptions from registration under the Securities Act.
(h)    The execution, delivery and performance by the Issuer of this Agreement, the New Indenture, the Collateral Documents, the consummation of the transactions contemplated hereby (including, for the avoidance of doubt, the consummation of the Exchange) and the issuance of the Warrant Shares upon exercise of the Warrants in accordance with their terms, do not and will not require any registration or filing with, the consent or approval of, notice to, or any other action with respect to (with or without due notice, lapse of time, or both), any governmental authority, other than (i) Current Reports on Form 8-K filed or furnished by the Issuer with respect to the Exchange, (ii) such as have been made or obtained and are in full force and effect, (iii) filings of Uniform Commercial Code financing statements and other registrations or filings in connection with the perfection of security interests granted pursuant to any collateral documents securing the New Notes or otherwise relating to the transactions contemplated herein, (iv) filings with the United States Patent and Trademark Office and the United States Copyright Office, (v) any registration, filings or notices that are required for compliance with any applicable securities or “blue sky” laws of any state and (vi) such registrations, filings, consents, approvals, notices or other actions that, if not obtained or made, would not reasonably be likely to have a material adverse effect on the ability of the Issuer to perform its obligations under this Agreement or the transactions contemplated hereby.
(i)    The Common Stock is registered pursuant to Section 12(b) of the Exchange Act and listed on The Nasdaq Global Select Market, and the Issuer has taken no action designed to, or which, to the knowledge of the Issuer, is reasonably likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from The Nasdaq Global Select Market, nor has the Issuer received as of the date of this Agreement any notification or any other relevant evidence which indicates that the SEC or The Nasdaq Global Select Market is contemplating terminating such registration or listing.
(j)    There is no action, lawsuit, arbitration, claim or proceeding pending or, to the knowledge of the Issuer, threatened, against the Issuer, except any of the foregoing that is not reasonably likely to have a material adverse effect on the ability of the Issuer to perform its obligations under this Agreement or the transactions contemplated hereby.
(k)    As of the date of this Agreement, the reports filed by the Issuer with the SEC since December 31, 2022 do not, (i) when taken as a whole, include an untrue statement of material fact or (2) omit to state a material fact necessary in order to make the statements therein, when taken as a whole and in the light of the circumstances under which they were made, not misleading.
Section 4.     Covenants.
(a)    The Noteholder covenants and agrees that it will not sell any of the New Notes or Warrants or, when issued, Warrant Shares to be received by it pursuant to this Agreement unless such sale has been registered under the Securities Act and applicable state securities laws or an exemption from registration is available for such sale.
(b)    Issuer will be responsible for payment of any transfer, documentary, court, stamp or similar taxes (“Transfer Taxes”) imposed with respect to the exchange of the Exchanged Notes, except (i) to the extent attributable to the Noteholder instructing the Issuer to register New Notes or Warrants in the name of a person other than the Noteholder, in which case the Noteholder will be responsible for the payment of any Transfer Taxes imposed with respect to the exchange of the Exchanged Notes or (ii) to the extent imposed for any reason other than the transfer of the Exchanged Notes to the Issuer in exchange for the New Notes.

Exhibit 10.41
(c)    The Issuer shall be entitled to deduct and withhold such amounts as are required to be deducted and withheld under applicable U.S. federal, state, local and foreign tax law (including U.S. federal backup withholding) with respect to the transactions contemplated by this Agreement. To the extent any amounts are so deducted and withheld and paid over to the applicable taxing authority, such amounts shall be treated for all purposes of this Agreement as having been made to the person in respect of whom such deduction and withholding was made.
(d)    The Issuer covenants and agrees that, on the date hereof, it shall pay (or cause to be paid) all then-outstanding reasonable and documented fees and expenses of Davis Polk & Wardell LLP in connection with the Exchange and other similar transactions entered into on the date of this Agreement.
(e)    The Noteholder covenants and agrees that it shall, upon request, promptly execute and deliver any additional documents reasonably deemed by Issuer to be necessary or desirable to complete the Exchange; provided that such additional documents are consistent with the terms hereof and do not include any additional liabilities or obligations of the Noteholder without the Noteholder’s prior written consent.
(f)    The Issuer covenants and agrees that, upon issuance of the Warrant Shares, it shall promptly apply to cause the aggregate number of Warrant Shares to be approved for listing on The Nasdaq Global Select Market, subject to official notice of issuance.
(g)    On or before 9:30 a.m., New York City time, on the business day after the date hereof, the Issuer shall disclose all material terms of this Agreement, the New Indenture, the New Notes, the Warrants and the Issuer’s financial information for the year ended December 31, 2023, if any, previously provided to the Noteholder through the distribution of a press release via a widely circulated news or wire service or the filing of a Current Report on Form 8-K with the SEC. The Issuer agrees that none of the information conveyed to the Noteholder in connection with the Exchange or otherwise will constitute material nonpublic information of the Issuer or its securities upon distribution of such press release and/or the filing of such Current Report on Form 8-K.
(h)    The Issuer agrees that it shall execute and deliver, or cause to be executed and delivered, such other documents, instruments and agreements, and take such other actions, including giving any further assurances, as the Noteholder may reasonably request in connection with the transactions contemplated hereby.
Section 5.    Settlement; Cancellation of Exchanged Notes. On the date hereof, the Parties shall consummate the Exchange in the following manner:
(a)    the Noteholder shall deliver or cause to be delivered to the Issuer (i) all of the Exchanged Notes set forth on Schedule I hereto opposite the Noteholder’s name for acceptance and cancellation via DTC and (ii) a properly completed and executed IRS Form W-9 or W-8, as applicable.
(b)    promptly following receipt of all of the Exchanged Notes, the Issuer shall (i) deliver to the Existing Trustee an Authentication, Delivery and Cancellation Order substantially in the form set forth on Exhibit C hereto, (ii) issue to the Noteholder via DTC (A) pursuant to the New Indenture, New Notes equal to the amount set forth on Schedule I hereto opposite the Noteholder’s name and (B) the number of Warrants set forth on Schedule I hereto opposite the Noteholder’s name, in each case, by delivering, or causing to be delivered, to the Noteholder, through its custodian(s) as specified on Schedule I hereto opposite the Noteholder’s name and (iii) transfer to the Noteholder accrued and unpaid interest on the Noteholder’s Exchanged Notes to (but excluding) the date of this Agreement pursuant to the Noteholder 's wire instructions previously provided to the Issuer.
Section 6.    Conditions. The obligations of the Noteholder to exchange its Existing Notes for the New Notes and the Warrants shall be subject to the following conditions:
(a)    The Noteholder shall have received executed copies of this Agreement, the New Indenture, the Warrant and the Collateral Documents.
(b)    Wachtell, Lipton, Rosen & Katz, counsel to the Issuer, shall have furnished to the Noteholder, as of the date hereof, a customary written opinion concerning certain matters pertaining to the Issuer, in form and substance reasonably satisfactory to the Noteholder.
(c)    The Notes Collateral Agent shall have received an appropriately completed copy, duly authorized for filing by the appropriate person in Delaware, of a UCC-1 financing statement naming the Issuer as a debtor and the Notes Collateral Agent as the secured party; and

Exhibit 10.41
(d)    The Noteholder shall have received such other documents, instruments and agreements as the Noteholder may reasonably request in connection with the transactions contemplated hereby.
Section 7.    Further Assurances. Subject to the terms and conditions set forth in this Agreement, each of the Parties hereby covenants and agrees to use its reasonable best efforts, as expeditiously as possible and during the term of this Agreement, to perform its respective obligations under this Agreement and take such actions as may be reasonably necessary under this Agreement to consummate the Exchange, including the obtaining of all necessary, proper or advisable consents, approvals or waivers from third parties and the execution and delivery of any additional instruments reasonably necessary to consummate the Exchange contemplated hereby.
Section 8.    Tax Matters. The Parties agree that (i) the New Notes are treated as debt for U.S. federal income tax purposes that is not governed by the rules set out in Treasury Regulations Section 1.1275-4, and (ii) the Issuer shall be entitled to determine in good faith the “issue price” (within the meaning of Section 108(e)(10) of the Code) of the New Notes in accordance with Section 1273 of the Code, the Treasury Regulations promulgated thereunder and any other applicable law; provided that, if the Issuer determines in good faith that each of the New Notes and the Warrants are “traded on an established market” within the meaning of Treasury Regulations Section 1.1273-2(f), then the Issuer shall determine such issue price in accordance with Treasury Regulations Section 1.1273-2(b) and Section 1273(c)(2) of the Code (collectively, the “Tax Determinations”). Except to the extent otherwise required pursuant to a “determination” within the meaning of Section 1313(a) of the Code, the Parties shall not take any position inconsistent with any Tax Determination on any tax return, in any tax proceeding or otherwise.
Section 9.    Survival.
(a)    This Agreement and the obligations of the Parties hereunder will terminate upon the earliest of (A) the mutual written consent of the Parties and (B) the consummation of the Exchange.
(b)    Notwithstanding anything herein to the contrary, no termination of this Agreement shall relieve or otherwise limit the liability of any Party for any breach of this Agreement occurring prior to such termination. Notwithstanding Section 9(a), this Section 9(a), Section 2, Section 3 Section 8 and Section 13 shall survive termination of this Agreement.
Section 10.    Effectiveness. This Agreement shall not become effective and binding on a Party unless and until a counterpart signature page to this Agreement has been executed and delivered by such Party.
Section 11.    Waivers and Amendments. This Agreement may not be changed, amended, terminated, augmented, rescinded or discharged (other than in accordance with its terms), in whole or in part, except by a writing executed by each of the Parties hereto. Any failure of a Party to comply with any obligation, covenant, agreement or condition in this Agreement may be waived by the Party or Parties entitled to the benefits thereof only by a written instrument signed by the Party or Parties granting such waiver. No delay on the part of any Party in exercising any right, power or privilege under this Agreement will operate as a waiver thereof; nor will any waiver on the part of any party to this Agreement of any right, power or privilege under this Agreement operate as a waiver of any other right, power or privilege under this Agreement, nor will any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege under this Agreement.
Section 12.    Release. The Noteholder hereby waives and releases, to the fullest extent permitted by law, any and all claims and causes of action it has or may have against the Issuer and its Affiliates, officers, directors, employees, agents and representatives based upon, relating to or arising out of nondisclosure of any information in connection with the exchange of the Exchanged Notes pursuant to the terms hereof; provided, however, that in no event shall any waivers, discharges and releases provided herein apply in respect of Issuer’s fraud or willful misconduct. The Noteholder acknowledges that none of the Issuer or any of its directors, officers, subsidiaries or Affiliates has made or makes any representations or warranties, whether express or implied, of any kind except as expressly set forth in this Agreement.
Section 13.    Miscellaneous.
(a)    Notices. Any notices or other communications required or permitted under, or otherwise given in connection with, this Agreement will be in writing and will be deemed to have been duly given (i)when delivered or sent if delivered in person by courier service or messenger or sent by email or (ii)on the next business day if transmitted by international overnight courier, in each case as follows:
If to the Issuer, addressed to:

Exhibit 10.41
The RealReal, Inc.
55 Francisco Street Suite 150
San Francisco, CA 94133
Attention: Todd Suko, Chief Legal Officer and Secretary
E-mail: todd.suko@therealreal.com
with a copy to (for informational purposes only):
Wachtell, Lipton, Rosen & Katz
51 West 52nd Street
New York, New York 10019
Attention:    Michael S. Benn and Benjamin S. Arfa
E-mail:        MSBenn@wlrk.com and BSArfa@wlrk.com
If to the Noteholder, to the address on the signature page to this Agreement.
(b)    Governing Law. This Agreement will be governed by, and construed in accordance with, the laws of the State of New York, without regard to laws that may be applicable under conflicts of laws principles (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.
(c)    Venue. By execution and delivery of this Agreement, each of the Parties irrevocably and unconditionally agrees that any legal action, suit, or proceeding with respect to any matter under or arising out of or in connection with this Agreement, or for recognition or enforcement of any judgment rendered in any such action, suit, or proceeding, shall be brought in a court of competent jurisdiction located in the City of New York. Each Party irrevocably waives any objection it may have to the venue of any action, suit, or proceeding brought in such court or to the convenience of the forum.
(d)    Personal Jurisdiction. By execution and delivery of this Agreement, each of the Parties irrevocably and unconditionally submits to the personal jurisdiction of a court of competent jurisdiction located in the City of New York for purposes of any action, suit or proceeding arising out of or relating to this Agreement.
(e)    Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i)NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY OR NOTEHOLDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY OR NOTEHOLDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (ii) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (iii) IT MAKES SUCH WAIVERS VOLUNTARILY, AND (iv) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 13(e).
(f)    Remedies. The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Parties will be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of appropriate jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity. Except as otherwise provided in this Agreement, any and all remedies in this Agreement expressly conferred upon a Party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such Party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy.
(g)    Severability. If any term or other provision of this Agreement is determined to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement will nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties will negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

Exhibit 10.41
(h)    Assignment. This Agreement shall inure to the benefit of and be binding upon the Parties and their successors and assigns. No Party shall assign this Agreement or any rights or obligations hereunder or, in the case of the Noteholder, any of its Exchanged Notes, without the prior written consent of the Issuer (in the case of assignment by the Noteholder) or the Noteholder (in the case of assignment by the Issuer). Any assignment in violation of the foregoing shall be null and void ab initio.
(i)    No Third-Party Beneficiaries. Unless expressly stated or referred to herein, this Agreement shall be solely for the benefit of the Parties and no other person shall be a third-party beneficiary of this Agreement. Notwithstanding anything in this Agreement to the contrary, any internal or outside counsel to the Issuer may rely on any and all of the representations, warranties, covenants and agreements contained in this Agreement solely in connection with the issuance of legal opinions relating to the Exchange.
(j)    Entire Agreement. This Agreement, together with all exhibits attached hereto, constitutes the entire understanding and agreement among the Parties with regard to the subject matter hereof and supersedes all prior agreements among the Parties with respect thereto.
(k)    Counterparts. This Agreement may be executed in one or more counterparts (which may include counterparts delivered by any standard form of telecommunication), and by the different Parties in separate counterparts, each of which when executed will be deemed to be an original but all of which taken together will constitute one and the same agreement. Facsimile copies or “PDF” or similar electronic data format copies of signatures shall constitute original signatures for all purposes of this Agreement and any enforcement hereof.
(l)    Headings. The headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.
(m)    Interpretation. This Agreement is the product of negotiations among the Parties, and in the enforcement or interpretation hereof, is to be interpreted in a neutral manner, and any presumption with regard to interpretation for or against any Party by reason of that Party having drafted or caused to be drafted this Agreement, or any portion hereof, shall not be effective in regard to the interpretation hereof.
[Signature pages follow]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date first above set forth.

THE REALREAL, INC.
By:
Name:
Title:

[Signature page to Exchange Agreement]

Exhibit 10.41
Accepted and agreed as of the date first written above:
[●]

By
Name:
Title:
Notice Information:
[●]

[Signature page to Exchange Agreement]

SCHEDULE I
Existing 2025 Notes:

Noteholder	Custodian (DTC Participant)	Beneficiary Bank DTC #	Principal Amount of Exchanged Notes to be Delivered	Principal Amount of New Notes to be Issued	Warrants to be Issued	Amount of Accrued and Unpaid Interest to be Paid

Existing 2028 Notes:

Noteholder	Custodian (DTC Participant)	Beneficiary Bank DTC #	Principal Amount of Exchanged Notes to be Delivered	Principal Amount of New Notes to be Issued	Warrants to be Issued	Amount of Accrued and Unpaid Interest to be Paid

* The Noteholder acknowledges and agrees that, if the Noteholder receives a regularly scheduled interest payment on March 1, 2024 on account of its holdings of the Exchanged Notes, the Noteholder shall promptly return such interest payment to the Company.
Agreement Regarding Confidentiality and Publicity
Except as may be required by applicable law, subpoena, court order, legal process, rule, regulation or governmental or regulatory authority or self-regulatory body (including any stock exchange rule) (collectively, “Law”), the Issuer shall not disclose the name or holdings information of the Noteholder set forth in this Schedule I in any press release, public filing, public announcement or other public communications regarding the transactions contemplated by this Agreement without the Noteholder prior written consent, such consent not to be unreasonably withheld conditioned or delayed (a “Restricted Disclosure”). In the event of a Restricted Disclosure required by Law, the Issuer will, if practical and except as may be restricted by Law, provide the Noteholder with a reasonable opportunity to review such Restricted Disclosure before it is made. For the avoidance of doubt, nothing shall restrict the Issuer from disclosing the aggregate amount of Existing Notes that is subject to this Agreement.